                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

                                          /s/ HOWARD G. BUFFETT
                                          --------------------------------------
                                          Howard G. Buffett
                                          Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

                                          /s/ JOHN L. CLENDENIN
                                          --------------------------------------
                                          John L. Clendenin
                                          Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

                                          /s/ JOHNNETTA B. COLE
                                          --------------------------------------
                                          Johnnetta B. Cole
                                          Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, T. MARSHALL HAHN, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

                                          /s/ T. MARSHALL HAHN, JR.
                                          --------------------------------------
                                          T. Marshall Hahn, Jr.
                                          Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

                                          /s/ CLAUS M. HALLE
                                          --------------------------------------
                                          Claus M. Halle
                                          Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

                                          /s/ L. PHILLIP HUMANN
                                          --------------------------------------
                                          L. Phillip Humann
                                          Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, E. NEVILLE ISDELL, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

                                          /s/ E. NEVILLE ISDELL
                                          --------------------------------------
                                          E. Neville Isdell
                                          Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, M. DOUGLAS IVESTER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

                                          /s/ M. DOUGLAS IVESTER
                                          --------------------------------------
                                          M. Douglas Ivester
                                          Chairman of the Board of Directors,
                                          Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

                                          /s/ JOHN E. JACOB
                                          --------------------------------------
                                          John E. Jacob
                                          Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

                                          /s/ ROBERT A. KELLER
                                          --------------------------------------
                                          Robert A. Keller
                                          Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, SCOTT L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

                                          /s/ SCOTT L. PROBASCO, JR.
                                          --------------------------------------
                                          Scott L. Probasco, Jr.
                                          Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, HENRY A. SCHIMBERG, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

                                          /s/ HENRY A. SCHIMBERG
                                          --------------------------------------
                                          Henry A. Schimberg
                                          Director, Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, FRANCIS A. TARKENTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Vice Chairman and Chief Executive Officer of the Company, John R. Alm, Senior Vice President and Chief Financial Officer of the Company, Lowry F. Kline, Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc. prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 1996.

                                          /s/ FRANCIS A. TARKENTON
                                          --------------------------------------
                                          Francis A. Tarkenton
                                          Director, Coca-Cola Enterprises Inc.